Exhibit 10.11
Amendment to Multifamily Mortgage, Assignment
Of Rents and Security Agreement
(Page 1 of 7)



Prepared By AND
WHEN RECORDED RETURN TO:

EF&A FUNDING, L.L.C.
4746 11TH AVENUEN NE
SUITE 102
SEATTLE, WA 98105

RE:  CHALET II APARTMENTS
FANNIE MAE # 1668790784
EF&A # 57-0168215


                       AMENDMENT TO MULTIFAMILY MORTGAGE,
                   ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


     THIS AMENDMENT TO MULTIFAMILY MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (herein "Amendment") is made on the 27th day of September, 2001, by and between the undersigned (herein "Borrower") and Fannie Mae, whose address is 3900 Wisconsin Ave. NW, Drawer AM, Washington DC 20016-2892 together with its successors, assigns and transferees (herein "Fannie Mae").


                                    Recitals

A. Borrower is the owner of that certain parcel of real property described on Exhibit A attached hereto and incorporated herein by reference for all purposes (the "Property"). By Assumption and Release Agreement dated as of September 27, 2001, Borrower became indebted to Fannie Mae, successor in interest to EF&A Funding, L.L.C., a Michigan limited liability company (" Original Lender"), for a loan in the original principal amount of $1,600,000.00, which loan is evidenced by that certain Multifamily Note dated September 11, 1998 (such debt is herein referred to as the "Loan") and secured by a Multifamily Mortgage, Assignment of Rents and Security Agreement (the "Instrument") in favor of Original Lender, dated September 11, 1998, recorded in the real property records of Shawnee County, Kansas under Book 3257 Page 367.

B. In connection  with the assumption of the Loan,  Borrower  agreed with Lender
(i) that the Loan would be cross-collateralized and cross-defaulted with that certain loan in the original principal amount of $4,240,000.00 which loan is evidenced by that certain Multifamily Note dated September 11, 1998 and secured by that certain Multifamily Mortgage, Assignment of Rents and Security Agreement dated September 11, 1998 recorded in the real property records of Shawnee County, Kansas under Book 3257, Page 416 (the "Chalet I Mortgage") and encumbering that certain multifamily residential property commonly known as Chalet I Apartments and legally described on Exhibit B


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hereto,  which loan is held by Fannie Mae,  (ii) that each loan would be secured by a first lien on the property for which the loan was made, and a cross lien on the Chalet I Project, and (iii) that a default with respect to one of the loans would constitute a default with respect to both loans.

C. Lender and Borrower now wish to amend the Instrument to provide for the cross-collateralization and cross-default described above.

THEREFORE, BORROWER AND FANNIE MAE HEREBY AMEND THE INSTRUMENT AS FOLLOWS:

                                    Agreement

1. Cross Collateral; Cross Default. The following new Sections are added to the Instruments after the last numbered Section:

     "47.  CROSS-DEFAULT AND CROSS COLLATERALIZATION.

     (a) The property described on Exhibit D to this Instrument, together with the Mortgaged Property, are referred to herein collectively as the "Chalet Project(s)".

     (b) The Borrower acknowledges that the Lender is unwilling to extend the loan evidenced by the Note and assumed in the Assumption and Release Agreement of even date herewith, to the Borrower unless Borrower agrees that each of the Chalet Projects will be treated as a single project through the imposition of cross-collateralization, cross-default and release provisions.

     (c) The Borrower hereby agrees and consents that as additional security to the Lender, each of the Chalet Projects shall be subject to the lien of the Lender's Security Instrument for the other Chalet Project, and that each of the respective Chalet Projects shall collateralize the other Chalet Project as follows: all Mortgaged Property (as defined in the respective Security Instrument) for each of the Chalet Projects shall be considered part of the "Mortgaged Property" under this Instrument, and shall be collateral under this Instrument and the Loan Documents.

     (d) The Borrower hereby agrees and consents that the occurrence of an Event of Default under the Security Instrument securing one of the Chalet Projects, then an Event of Default shall exist under the Security Instrument with respect to the other Chalet Project. No notice shall be required to be given to the Borrower in connection with such Event of Default. In the event of an Event of Default under the Security Instrument with respect to any one of the Chalet Projects, the Lender shall have the right, in its sole and absolute discretion, to exercise and perfect any and all rights in and under the Loan Documents with regard to one or both of the Chalet Projects, including, but not limited to, an



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          acceleration  of one or both of the  Notes and the sale of one or both of the Chalet Projects in accordance with the terms of the respective Security Instrument. No notice, except as may be required by the respective Security Instrument, shall be required to be given to the Borrower in connection with the Lender's exercise of any and all of its rights after an Event of Default has occurred.

     (e) The Borrower may request that Lender make a determination whether the Chalet Projects may be released from the cross-default and cross-collateral provisions of this Section if (i) the Borrower proposes to pay off an individual loan held by Lender and secured by one of the Chalet Projects, or (ii) the Borrower proposes to sell one of the Chalet Projects and have the Borrower's loan on that project assumed by a buyer acceptable to Lender. Upon such request from Borrower, Lender shall consent to the release of the Chalet Projects
          from  the  cross-default  and  cross-collateral   provisions  of  this
          section.

(f) Notwithstanding any provision of this Section to the contrary, the Borrower shall not be permitted to request a release of the Chalet Projects from the cross-default and cross-collateral provisions of this Section if, at the time of such request, a default or Event of Default under either of the loans held by Lender on the Chalet Projects. No release of the Chalet Projects from the cross-default and cross-collateral provisions of this Section shall be permitted by Lender unless Borrower has paid all costs and expenses of Lender incurred in connection with its processing of the requested release, including, without limitation, all title endorsement premiums, recording fees, inspection fees, and attorney fees."

         48.  EXHIBIT D. Exhibit D is attached to this Instrument.


                 [Remainder of page intentionally left blank.]

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     IN WITNESS WHEREOF,  Borrower has executed this Amendment or has caused the same to be executed by its representatives thereunto duly authorized.

                                            Borrower:

                                            CHALET II ACQUISITION, L.L.C.,
                                            a Kansas limited liability company

                                            By: /s/ John W. Alvey, Manager
                                                    John W. Alvey, Manager


                                            Lender:

                                            FANNIE MAE

                                            By: /s/ Brian Hunt
                                            Name:   Brian Hunt
                                            Its:    Assistant Vice President

                                 ACKNOWLEDGMENTS


STATE OF Kansas                     )
                                    ) ss.
COUNTY OF _________________________ )

     On this day personally appeared before me John W. Alvey, known to me to be the Manager of Chalet iI Acquisition, L.L.C., a Kansas limited liability company, the limited liability company that executed the foregoing instrument, and acknowledged to me that such limited liability company executed the same as its free and voluntary act and deed for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute the same on behalf of such limited liability company.

     DATED September 25, 2001.


[notary seal]                           /s/ Grace E. Bales
                                        NOTARY PUBLIC in and for the state of
                                        Missouri. My commission
                                        expires August 24, 2002.



District of Columbia                )
                                    ) ss.
COUNTY OF _________________________ )

     On this day personally appeared before me , known to me to be the of Fannie Mae, the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same as its free and voluntary act and deed for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute the same on behalf of such corporation.

     DATED September 26, 2001.


                                        /s/ Donna D. Prulikowski
                                        NOTARY  PUBLIC  in  and  for District of
                                        Columbia. My commission expires
                                        September 30, 2005.

                             EXHIBIT A TO AMENDMENT
Tract A:
A part of Lot 1, Block A, Prospect Gardens No. 2, in the city of Topeka, Shawnee County, Kansas more particularly described as follows: Beginning at the Southeast corner of said Lot 1; thence on Az 268(0)28'09", 190.00 feet coincident with the South Line of said Lot 1; thence on Az 359(0)58'36", 152.00 feet coincident with the West line of said Lot 1; thence on Az 88(0)28'09",
190.00 feet to the East line of said Lot 1; thence on Az 179(0)58'36", 152.00 feet coincident with the East Line of said Lot 1 to the point of beginning.

Tract B:
A part of Lot 1, Block A, Prospect Gardens No. 2, in the City of Topeka, Shawnee County, Kansas, more particularly described as follows: Beginning at the Northwest corner of said Lot 1; thence East on Az 88(0)20'19", 169.93 feet coincident with the North line of said Lot 1; thence on Az 179(0)58'36", 302.40 feet; thence on Az 269(0)28'09", 287.31 feet to the Westerly line of said Lot 1; thence on Az 28(0)47'25", 246.07 feet coincident with said Westerly line; thence on Az 359(0)10'40", 89.50 feet coincident with said Westerly line to the point of beginning.

Tract C:
Together with those non-exclusive easements rights under that certain Access Easement Agreement by Chalet Apartments of Topeka, a Kansas Limited Partnership and granted to Chalet Associates, a Kansas Limited Partnership and American
Savings Association, providing for access, ingress and egress, over, on and across the East 25 feet of Tract II, recorded in Book 2161, Page 733.

Tract D:
Together with those non-exclusive easement rights under that certain Reciprocal Cross-Easement and Common Expense Allocation Agreement by and between Chalet Apartments of Topeka, a Kansas Limited Partnership and Chalet Associates, a Kansas Limited Partnership, recorded May 2, 1984 in Book 2250, Page 679 and re-recorded May 8, 1984, in Book 2251, Page 314.


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                             EXHIBIT B TO AMENDMENT


                             EXHIBIT D TO INSTRUMENT

Tract I: Lot 1, EXCEPT the South 20 feet thereof, Prospect Place Subdivision in the City of Topeka, Shawnee County, Kansas, together with vacated Prospect Court lying East of and adjacent to said Lot 1.

Tract II: Lot 3, Block A, Prospect Gardens Subdivision in the City of Topeka, Shawnee County, Kansas together with vacated Prospect Court lying West of and adjacent to said Lot 3.

Tract III: Lot 1, Block A, Prospect Gardens No. 2 in the City of Topeka Shawnee County, Kansas, EXCEPT a part of said Lot 1; thence on Az 268(0)28'09", 190.00 feet coincident with the South line of said Lot 1; thence on Az 359(0)58'36",
152.00 feet coincident with the West line of said Lot 1; thence on Az 88(0)28'09". 190.00 feet coincident with the South line of said Lot 1; thence on Az 359(0)58'36". 152.00 feet coincident with the West line of said Lot 1; thence on Az 88(0)28'09". 190.00 feet to the East line of said Lot 1; thence on Az 179(0)58'36". 152.00 feet coincident with the East line of said Lot 1 to the point of beginning. ALSO EXCEPT a part of said Lot 1 described as follows:
Beginning at the Northwest  corner of said Lot 1; thence East on Az 88(0)20'19".
189.93 feet coincident with the North line of said Lot 1; thence on Az 179(0)58'36". 302.40 feet; thence on Az 269(0)28'09". 287.31 feet to the
Westerly line of said Lot 1; thence on Az 28(0)47'25". 246.07 feet coincident with said Westerly line; thence on Az 359(0)10'40". 89.50 feet coincident with said Westerly line to the point of beginning.

PROPERTY ID: 0982704001042010.